Exhibit 10.1

FORM OF EXCHANGE AND AMENDMENT AGREEMENT

EXCHANGE AND AMENDMENT AGREEMENT (the “Agreement”) is made as of the 7th day of November 2021, by and between Rennova Health, Inc., a Delaware corporation (the “Company”) and the investor signatory hereto (the “Investor”).

WHEREAS, the Investor holds certain debt and equity securities of the Company as set forth on Annex I attached hereto (“Existing Securities”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, certain of the Existing Securities for the Company’s Series P Convertible Redeemable Preferred Stock (“Preferred Stock”), which shall have the rights and preferences sent forth in the Certificate of Designation for the Preferred Stock in the form of Exhibit A attached hereto;

WHEREAS, the Company desires to extend the term of the Common Stock Purchase Warrants set forth on Exhibit A attached hereto; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange (the “Exchange”) the Existing Securities set forth in Group A on Annex A attached hereto for the corresponding number of shares of Preferred Stock set forth in Group A on Annex A attached hereto. Subject to the conditions set forth below, the Exchange shall take place at the offices of Ellenoff Grossman & Schole LLP, on the second Trading Day (as defined below) after the date hereof, or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”). On the Closing Date, the Company shall deliver the shares of Preferred Stock to the Investor or its designee in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. Upon receipt of the shares of Preferred Stock in accordance with this Section 1, all of the Investor’s rights under the Existing Securities set forth in Group A on Annex A shall be extinguished. The Investor shall tender to the Company such Existing Securities within three Trading Days (as defined below) of the Closing Date. As used herein, “Trading Day” means any day on which the Common Stock is traded or quoted on the principal trading market for the Common Stock. The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

2. Amendment. The Company hereby extends the term of the Common Stock Purchase Warrants of the Company set forth in Group B on Annex A attached hereto until March 21, 2024. No further action is required by either party to effectuate such extension. The Investor may request a new certificate reflecting the extension of the term and the Company shall promptly provide such restated certificate promptly upon receipt of the old certificate.

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3. Release of Guaranty. In consideration for the Exchange, the Investor hereby releases Christopher Diamantis as guarantor and/or joint obligor under the applicable Existing Securities.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

4.2 Authorization. Other than the Shareholder Approval, all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance of), the Exchange, and the issuance of the shares of Preferred Stock and the shares of Common Stock issuable upon conversion of the shares of Preferred Stock have been taken on or prior to the date hereof.

4.3 Valid Issuance of the Securities. The Preferred Stock and shares of Common Stock issuable upon conversion thereof, as applicable (collectively, the “Securities”), when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

4.4 Offering. Subject to the truth and accuracy of the Investor’s representations set forth in Section 5 of this Agreement, the offer and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5. Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

5.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

5.2 Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

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5.3 Reliance on Exemptions. The Investor understands that the Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6. Additional Covenants.

6.1 Disclosure. The Company shall, on or before 9:30 a.m., New York City time, on the first business day after the date of this Agreement, issue a Current Report on Form 8-K (collectively, the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Investor. The Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

6.2 Listing. The Company shall use its best efforts to maintain the listing or designation for quotation (as applicable) of all of the shares of Common Stock underlying the Preferred Stock upon each national securities exchange and automated quotation system on which the Common Stock is currently listed or designated while such securities are outstanding. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 6.2.

6.3 Tacking. Subject to the truth and accuracy of the Investor’s representations set forth in Section 5 of this Agreement, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the shares of Preferred Stock issued in Exchange for the Existing Securities will tack back to the original issue dates of each such Existing Securities pursuant to Rule 144 and the Company agrees not to take a position to the contrary.

6.4 Survival of Covenants. Sections 4.1, 4.3, 4.5, 4.6, 4.8, 4.10, 4.11, 4.12 (subject to the limitations set forth in the relevant Securities Purchase Agreements), 4.13(b) and 4.15 of the Purchase Agreement shall survive and be incorporated by reference into this Agreement and Preferred Stock and the shares underlying the Preferred Stock issuable hereunder shall for all such purposes be deemed “Preferred Stock”, “Securities”, “Conversion Shares” and “Underlying Shares” as applicable and as used under such Securities Purchase Agreement as if the Preferred Stock were issued pursuant to such agreement.

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6.5 Blue Sky. The Company shall make all filings and reports relating to the Exchange required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

6.6 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

7. Miscellaneous.

7.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

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If to the Company:

Rennova Health, Inc.

400 South Australian Avenue

8th Floor

West Palm Beach, Florida 33401

Attention: Chief Executive Officer

Telephone: (561) 855-1626

Facsimile: (561) 282-3417

E-mail: slagan@rennovahealth.com

With a copy to:

Shutts & Bowen LLP

200 South Biscayne Boulevard, Suite 4100

Miami, FL 33131

Telephone: (305) 379-9141

Facsimile: (305) 347-7767

Email: TCookson@shutts.com

If to the Investor, to its address, facsimile number and email address set forth on its signature page hereto, or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

7.5 Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.

7.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

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7.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.8 Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.10 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

7.11 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.12 Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the Securities.

7.13 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.14 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

RENNOVA HEALTH, INC.

By:
Name:
Title:

Chris Diamantis

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: ________________________________________________________

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: _____________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

Address for Notice to Investor:

Address for Delivery of Securities to Investor (if not same as address for notice):

[SIGNATURE PAGES CONTINUE]

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